UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2023

NEXIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40045	45-2518457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9119 Gaither Road

Gaithersburg, Maryland 20877

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 825-9810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NEXI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 1, 2023, NexImmune, Inc. (the “Company”) received a notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it has regained compliance with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market (the “Capital Market”) under Nasdaq Listing Rule 5550(a)(2) (the “Rule”), and as a result, the Company’s common stock continues to trade on the Capital Market and the matter is now closed. Previously, on October 27, 2023, the Company received a notice from Nasdaq informing the Company that Nasdaq had determined that the Company had not regained compliance with the minimum closing bid price requirement for continued listing on the Capital Market under the Rule by October 23, 2023, on which date the second 180-day compliance period previously afforded to the Company by Nasdaq expired. Accordingly, pursuant to the notice dated October 27, 2023, the Company’s common stock was subject to delisting unless the Company timely requested a hearing before the Nasdaq Hearings Panel to appeal Nasdaq’s decision. However, as noted above, the Company received the notice dated November 1, 2023 confirming that the Company had regained compliance with the minimum closing bid price requirement and that the matter was now closed.

As previously disclosed, on October 18, 2023, the Company effected a 1-for-25 reverse stock split (the “Reverse Stock Split”) to regain compliance with the minimum closing bid price requirement for continued listing on the Capital Market. Since the effective date of the Reverse Stock Split, and through the date of this Current Report on Form 8-K, the closing bid price of the Company’s common stock has been above $1.00.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXIMMUNE, INC.

By:	/s/ Kristi Jones
Kristi Jones
Chief Executive Officer

Date: November 2, 2023